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                                                                    Exhibit 23.2



                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in Registration Statement Nos. 333-57856, 333-65317, 333-25827, 333-04745 and 333-64062 of Humboldt Bancorp
on Form S-8 of our report, dated January 12, 2001, appearing in this Annual Report on Form 10-K/A of Humboldt Bancorp for the year ended December 31, 2001.



                                             /s/ Richardson & Company

Sacramento, California
February 19, 2003